PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [1,3]	Thomas H. Lenagh [1,4]
Phyllis O. Bonanno [1,4]	Kathleen T. McGahran [2,4]
Daniel E. Emerson 2,[3]	Douglas G. Ober [1]
Frederic A. Escherich [2,3]	John J. Roberts [1,3]
Roger W. Gale [1,3]	Craig R. Smith [2,4]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Joseph M. Truta	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Maureen A. Jones	Vice President, Chief Financial Officer and Treasurer
Nancy J.F. Prue	Vice President
Robert E. Sullivan	Vice President — Research
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (3/31/06)	$33.20
Net Asset Value (3/31/06)	$37.09
Discount:	10.5%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

Distributions in 2006

From Investment Income (paid or declared)	$0.16
From Net Realized Gains	0.10

Total	$0.26

2006 Dividend Payment Dates

March 1, 2006

June 1, 2006

September 1, 2006*

December 27, 2006*

*Anticipated

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of the Corporation for the three months ended March 31, 2006. In addition, there is a schedule of investments, along with other financial information.

Net assets of the Corporation at March 31, 2006 were $37.09 per share on 21,398,080 shares outstanding, compared with $35.24 per share at December 31, 2005 on 21,621,072 shares outstanding. On March 1, 2006, a distribution of $0.13 per share was paid, consisting of $0.07 from 2005 long-term capital gain, $0.03 from 2005 short-term capital gain and $0.03 from 2005 investment income, all taxable in 2006. On April 13, 2006, an investment income dividend of $0.13 per share was declared to shareholders of record May 18, 2006, payable June 1, 2006.

Net investment income for the three months ended March 31, 2006 amounted to $2,015,304, compared with $2,144,746 for the same period in 2005. These earnings are equal to $0.09 and $0.10 per share on the average number of shares outstanding during each period.

Net capital gain realized on investments for the three months ended March 31, 2006 amounted to $19,616,857, the equivalent of $0.92 per share.

The Annual Meeting, held on March 28, 2006, in Orlando, Florida, was well attended. The results of the voting at the Annual Meeting are shown on page 14.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its website (www.peteres.com). Also available at the website are a brief history of the Corporation, historical financial information, and other useful content. Further information regarding shareholder services is located on page 15 of this report.

After serving 30 years on the Corporation’s Board of Directors, Mr. Robert J.M. Wilson retired in March 2006. Mr. Wilson started his career with the Corporation as the President and a Director in 1975. He retired from the Corporation in 1986 and continued serving on the Board until this year. Over the years, his insight in the financial markets and strong analytical discipline were invaluable to the Corporation, and all of our shareholders gained from the wisdom and judgment that he provided. We wish him well in his retirement and thank him for all his years of commitment to the Corporation.

We are pleased to announce the appointment of Mr. Frederic A. Escherich to the Board of Directors of the Corporation, effective February 9, 2006. Mr. Escherich, a 25-year veteran of J.P. Morgan, is now a private investor. He retired from J.P. Morgan in 2002 as the head of Mergers and Acquisitions Research. Prior to that he was head of J.P. Morgan’s Financial Advisory Department; he managed industry analyst teams in transportation and technology and in the consumer and health care sectors. With his broad knowledge and experience in the equities markets, he is a valuable addition to the Board of Directors.

Effective March 28, 2006, the Board of Directors elected Mr. Robert E. Sullivan to Vice President—Research. Mr. Sullivan, a CFA, joined the Corporation in 2004 as a senior analyst covering the energy sectors. Previously, he was a senior equity analyst with UBS focusing on the natural gas, electric and coal sectors.

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the Corporation is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

April 21, 2006

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2006

(unaudited)

Assets
Investments* at value:
Common stocks and convertible securities
(cost $329,624,727)	$778,986,352
Short-term investments (cost $13,658,706)	13,658,706
Securities lending collateral (cost $13,801,464)	13,801,464	$806,446,522
Cash		274,928
Receivables:
Investment securities sold		4,152,327
Dividends and interest		773,282
Prepaid pension cost		924,684
Prepaid expenses and other assets		494,837
Total Assets		813,066,580
Liabilities
Investment securities purchased		2,687,292
Open written option contracts at value (proceeds $698,918)		539,735
Obligations to return securities lending collateral		13,801,464
Accrued expenses		2,478,727
Total Liabilities		19,507,218
Net Assets		$793,559,362
Net Assets
Common Stock at par value $1.00 per share, authorized 50,000,000 shares; issued and outstanding 21,398,080 shares (includes 15,052 restricted shares, restricted stock units for 7,200 shares and deferred stock units for 295 shares) (Note 6)		$21,398,080
Additional capital surplus		302,199,467
Unearned compensation — restricted stock awards (Note 6)		(569,910)
Undistributed net investment income		1,474,961
Undistributed net realized gain on investments		19,535,956
Unrealized appreciation on investments		449,520,808
Net Assets Applicable to Common Stock		$793,559,362
Net Asset Value Per Share of Common Stock		$37.09

* See Schedule of Investments on pages 9 and 10.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Three Months Ended March 31, 2006

(unaudited)

Investment Income
Income:
Dividends	$2,946,331
Interest and other income	183,299
Total income	3,129,630
Expenses:
Investment research	435,791
Administration and operations	286,205
Directors’ fees	103,520
Reports and stockholder communications	71,276
Transfer agent, registrar and custodian expenses	39,071
Auditing and accounting services	24,776
Legal services	15,677
Occupancy and other office expenses	109,533
Travel, telephone and postage	16,119
Other	12,358
Total expenses	1,114,326
Net Investment Income	2,015,304
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	19,616,857
Change in unrealized appreciation on investments	20,709,463
Net Gain on Investments	40,326,320
Change in Net Assets Resulting from Operations	$42,341,624

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Three Months Ended March 31, 2006	Year Ended December 31, 2005
	(unaudited)
From Operations:
Net investment income	$2,015,304	$11,391,783
Net realized gain on investments	19,616,857	26,239,852
Change in unrealized appreciation on investments	20,709,463	153,388,454
Change in net assets resulting from operations	42,341,624	191,020,089
Distributions to Stockholders from:
Net investment income	(646,975)	(12,030,248)
Net realized gain from investment transactions	(2,155,814)	(25,924,473)
Decrease in net assets from distributions	(2,802,789)	(37,954,721)
From Capital Share Transactions:
Value of shares issued in payment of distributions	1,375	14,748,314
Cost of shares purchased (Note 4)	(7,981,320)	(24,891,727)
Deferred compensation (Notes 4,6)	86,820	104,296
Change in net assets from capital share transactions	(7,893,125)	(10,039,117)
Total Increase in Net Assets	31,645,710	143,026,251

Net Assets:
Beginning of period	761,913,652	618,887,401
End of period (including undistributed net investment income of $1,474,961 and $106,632, respectively)	$793,559,362	$761,913,652

The accompanying notes are an integral part of the financial statements.

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation’s investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation’s registration statement.

Security Valuation—Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2.    FEDERAL INCOME TAXES

The Corporation’s policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at March 31, 2006 was $357,055,074, and net unrealized appreciation aggregated $449,391,448, of which the related gross unrealized appreciation and depreciation were $452,682,645 and $3,291,197, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation’s capital accounts to reflect income and gains available for distribution under income tax regulations.

3.    INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 2006 were $25,700,736 and $31,938,300 respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the risks of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of March 31, 2006 can be found on page 12.

Transactions in written covered call and collateralized put options during the three months ended March 31, 2006 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2005	1,940	$292,777	1,050	$129,891
Options written	2,909	375,404	2,185	280,071
Options terminated in closing purchase transactions	(150)	(20,549)	(100)	(13,199)
Options expired	(1,450)	(175,394)	(750)	(85,797)
Options exercised	(570)	(84,286)	—	—
Options outstanding, March 31, 2006	2,679	$387,952	2,385	$310,966

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares without par value.

On December 27, 2005, the Corporation issued 438,416 shares of its Common Stock at a price of $33.64 per share (the average market price on December 12, 2005) to stockholders of record on November 22, 2005 who elected to take stock in payment of the year-end distribution from 2005 capital gain and investment income.

During 2006, the Corporation issued 42 shares of its Common Stock at a weighted average price of $32.60 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in Common Stock for 2006 and 2005 were as follows:

	Shares		Amount
	Three months ended March 31, 2006	Year ended December 31, 2005	Three months ended March 31, 2006	Year ended December 31, 2005
Shares issued in payment of dividends	42	438,416	$1,375	$14,748,314
Shares purchased (at a weighted average discount from net asset value of 8.2% and 8.1%, respectively)	(237,750)	(806,050)	(7,981,320)	(24,891,727)
Restricted shares/units granted under the equity incentive compensation plan	14,716	9,030	86,820	104,296
Net change	(222,992)	(358,604)	$(7,893,125)	$(10,039,117)

5.    RETIREMENT PLANS

The Corporation’s qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment. The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the three months ended March 31, 2006, the Corporation contributed $7,802 to the plans. The Corporation anticipates contributing an additional $23,406 to the plans during the remainder of 2006.

The following table aggregates the components of the plans’ net periodic pension cost for the three months ended March 31, 2006.

Service Cost	$83,719
Interest Cost	81,998
Expected return on plan assets	(78,048)
Amortization of prior service cost	9,429
Amortization of net loss	56,341
Net periodic pension cost	$153,439

The Corporation also sponsors a defined contribution plan that covers substantially all employees. For the three months ended March 31, 2006, the Corporation expensed contributions of $25,497. The Corporation does not provide postretirement medical benefits.

6.    STOCK-BASED COMPENSATION

The Stock Option Plan adopted in 1985 (“1985 Plan”) permits the issuance of stock options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporations’s Common Stock at the fair market value on the date of grant. The exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gains paid by the Corporation during subsequent years. Options are exercisable beginning not less than one year after the date of grant and stock appreciation rights are exercisable beginning not less than two years after the date of grant. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock at the date of surrender. All options terminate 10 years from the date of grant if not exercised. With the adoption of the 2005 Equity Incentive Compensation Plan (“2005 Plan”) at the 2005 Annual Meeting, no further grants will be made under the 1985 Plan, although unexercised awards granted in 2004 and prior years remain outstanding.

A summary of option activity under the 1985 Plan as of March 31, 2006, and changes during the period then ended is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2005	103,997	$18.24	5.07
Exercised	(2,500)	13.49
Cancelled	(4,474)	20.34
Outstanding at March 31, 2006	97,023	$18.17	4.79
Exercisable at March 31, 2006	46,986	$17.61	4.14

The options outstanding as of March 31, 2006 are set forth below:

Exercise Price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$12.50-$14.99	14,398	$13.11	1.99
$15.00-$17.49	32,301	16.29	4.17
$17.50-$19.99	18,583	19.45	5.75
$20.00-$22.49	31,741	21.63	6.15
Outstanding at March 31, 2006	97,023	$18.17	4.79

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the three months ended March 31, 2006 was $59,330.

The 2005 Equity Incentive Compensation Plan (“2005 Plan”) permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of awards earned contingent on achievement of certain performance targets. If performance targets are not achieved, all or a portion of the performance-based awards are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. The Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards were granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the Plan at March 31, 2006 is 848,893 shares.

The Company pays dividends and dividend equivalents on outstanding awards, which are charged to net assets when paid. Dividends and dividend equivalents paid on restricted awards that are later forfeited are reclassified to compensation expense.

A summary of the status of the Corporations’s awards granted as of March 31, 2006, and changes during the period then ended is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2005	8,630	$28.35
Granted:
Restricted stock	10,422	34.32
Restricted stock units	4,000	33.21
Deferred stock units	295	33.20
Vested & issued	(800)	(28.06)
Forfeited	—	—
Balance at March 31, 2006 (includes 10,422 performance-based awards and 12,125 nonperformance-based awards)	22,547	$32.04

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, no compensation cost is recognized and any recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ended March 31, 2006 were $40,633. The total compensation costs for restricted stock units granted to non-employee directors for the period ended March 31, 2006 were $36,437. As of March 31, 2006, there were total unrecognized compensation costs of $569,910 related to nonvested share-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 2.07 years.

7.    EXPENSES

The aggregate remuneration paid or accrued during the three months ended March 31, 2006 to officers and directors amounted to $751,404, of which $103,520 was paid as fees to directors who were not officers.

8.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At March 31, 2006, the Corporation had securities on loan of $13,483,638 and held collateral of $13,801,464, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

FINANCIAL HIGHLIGHTS

	Three Months Ended
	(unaudited)
	March 31, 2006		March 31, 2005		Year Ended December 31
					2005	2004	2003	2002	2001

Per Share Operating Performance

Net asset value, beginning of period	$35.24		$28.16		$28.16	$24.06	$20.98	$24.90	$32.69

Net investment income	0.09		0.10		0.53*	0.41	0.38	0.42	0.49

Net realized gains and increase (decrease) in unrealized appreciation	1.86		3.19		8.29	5.05	3.89	(3.20)	(6.81)

Total from investment operations	1.95		3.29		8.82	5.46	4.27	(2.78)	(6.32)

Less distributions

Dividends from net investment income	(0.03)		(0.05)		(0.56)	(0.44)	(0.38)	(0.43)	(0.43)

Distributions from net realized gains	(0.10)		(0.08)		(1.22)	(0.88)	(0.81)	(0.68)	(1.07)

Total distributions	(0.13)		(0.13)		(1.78)	(1.32)	(1.19)	(1.11)	(1.50)

Capital share repurchases	0.03		0.01		0.10	0.01	0.02	0.01	0.06

Reinvestment of distributions	—		—		(0.06)	(0.05)	(0.02)	(0.04)	(0.03)

Total capital share transactions	0.03		0.01		0.04	(0.04)	0.00	(0.03)	0.03

Net asset value, end of period	$37.09		$31.33		$35.24	$28.16	$24.06	$20.98	$24.90

Per share market price, end of period	$33.20		$28.83		$32.34	$25.78	$23.74	$19.18	$23.46

Total Investment Return

Based on market price	3.1%		12.3%		32.3%	14.4%	30.8%	(13.7)%	(8.7)%

Based on net asset value	5.7%		11.7%		32.0%	23.3%	21.2%	(11.1)%	(19.0)%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$793,559		$683,675		$761,914	$618,887	$522,941	$451,275	$526,492

Ratio of expenses to average net assets	0.56%	†	0.64%	†	0.59%	0.56%	0.74%	0.49%	0.35%

Ratio of net investment income to average net assets	1.02%	†	1.31%	†	1.61%	1.58%	1.75%	1.84%	1.67%

Portfolio turnover	13.31%	†	10.21%	†	10.15%	13.44%	10.20%	9.69%	6.74%

Number of shares outstanding at end of period (in 000’s)	21,394		21,823		21,621	21,980	21,737	21,510	21,148

†Ratios	presented on an annualized basis.
*	In 2005 the Corporation received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.’s reorganization.

SCHEDULE OF INVESTMENTS

March 31, 2006

(unaudited)

	Shares	Value (A)
Stocks And Convertible Securities — 98.2%

Energy — 86.8%
Internationals — 22.7%
BP plc ADR	600,000	$41,364,000
Chevron Corp.	635,000	36,810,950
Exxon Mobil Corp.	1,140,000	69,380,400
Royal Dutch Shell plc ADR	275,000	17,121,500
Total S.A. ADR	120,000	15,807,600

		180,484,450

Domestics — 13.9%
Amerada Hess Corp.	65,000	9,256,000
ConocoPhillips	510,000	32,206,500
Holly Corp.	210,000	15,565,200
Kerr-McGee Corp.	107,647	10,278,136
Marathon Oil Co.	110,000	8,378,700
Murphy Oil Corp.	250,000	12,455,000
Valero Energy Corp.	240,000	14,347,200
Western Refining, Inc.	350,000	7,567,000

		110,053,736

Producers — 16.5%
Apache Corp.	165,000	10,809,150
Burlington Resources Inc.	65,000	5,974,149
Devon Energy Corp.	340,000	20,797,800
EOG Resources, Inc. (B)	320,000	23,040,000
Newfield Exploration Co. (C)	175,000	7,332,500
Noble Energy, Inc.	430,000	18,885,600
Occidental Petroleum Corp.	200,000	18,530,000
Pioneer Natural Resources Co.	175,000	7,743,750
XTO Energy Inc.	400,000	17,428,000

		130,540,949

Distributors — 11.4%
AGL Resources Inc.	170,000	6,128,500
Duke Energy Corp.	217,624	6,343,740
Energen Corp.	400,000	14,000,000
Equitable Resources Inc.	450,000	16,429,500
MDU Resources Group, Inc.	250,000	8,362,500
National Fuel Gas Co.	200,000	6,544,000
New Jersey Resources Corp.	200,000	9,050,000
Questar Corp.	200,000	14,010,000
Williams Companies, Inc.	450,000	9,625,500

		90,493,740

	Shares or Units	Value (A)

Services — 22.3%
Baker Hughes, Inc.	130,000	$8,892,000
BJ Services Co.	740,000	25,604,000
GlobalSantaFe Corp.	290,000	17,617,500
Grant Prideco Inc. (C)	308,000	13,194,720
Hercules Offshore, Inc.	110,000	3,741,100
Nabors Industries Ltd. (C)	260,000	18,610,800
Noble Corp.	185,000	15,003,500
Precision Drilling Trust (B)	300,000	9,702,000
Schlumberger Ltd.	280,000	35,439,600
TODCO (C)	175,000	6,896,750
Weatherford International, Ltd. (C)	493,560	22,580,370

		177,282,340

Basic Industries — 11.4%
Basic Materials & Other — 10.9%
Air Products and Chemicals, Inc.	125,000	8,398,750
Aqua America, Inc.	380,000	10,571,600
Arch Coal Inc.	200,000	15,188,000
Consol Energy Inc.	160,000	11,865,600
du Pont (E.I.) de Nemours and Co.	157,500	6,648,075
Florida Rock Industries Inc.	75,000	4,216,500
General Electric Co.	454,800	15,817,944
Martin Marietta Materials, Inc.	30,000	3,210,900
Rohm & Haas Co.	200,000	9,774,000
Tronox Inc. (C)	21,705	368,768

		86,060,137

Paper & Forest Products — 0.5%
Smurfit-Stone Container Corp. (C)	300,000	4,071,000

Total Stocks And Convertible Securities (Cost $329,624,727) (D)		$778,986,352

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2006

(unaudited)

	Prin. Amt.	Value (A)
Short-Term Investments — 1.7%

U.S. Government Obligations — 1.7%
U.S. Treasury Bills, 4.40%, due 5/18/06	$13,500,000	$13,422,391

Time Deposit — 0.0%
Citibank, N.A., 4.15%, due 4/3/06		236,315

Total Short-Term Investments (Cost—$13,658,706)		$13,658,706

Value (A)
Securities Lending Collateral — 1.7%
Brown Brothers Investment Trust, 4.67%, due 4/3/06	$13,801,464

Total Securities Lending Collateral (Cost—$13,801,464)	13,801,464

Total Investments — 101.6% (Cost—$357,084,897)	806,446,522
Cash, receivables, prepaid expenses and other assets, less liabilities — (1.6)%	(12,887,160)

Net Assets — 100.0%	$793,559,362

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B)	Some or all of these securities are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	The aggregate market value of stocks held in escrow at March 31, 2006 covering open call option contracts written was $16,686,831. In addition, the aggregate market value of securities segregated by the Corporation’s custodian required to collateralize open put option contracts written was $12,827,500.

HISTORICAL FINANCIAL STATISTICS

December 31	Value of Net Assets	Shares Outstanding*	Net Asset Value per Share*	Dividends from Net Investment Income per Share*		Distributions from Net Realized Gains per Share*
1996	$484,588,990	19,598,729	$24.73	$.55		$.88
1997	556,452,549	20,134,181	27.64	.51		1.04
1998	474,821,118	20,762,063	22.87	.52		1.01
1999	565,075,001	21,471,270	26.32	.48		1.07
2000	688,172,867	21,053,644	32.69	.39		1.35
2001	526,491,798	21,147,563	24.90	.43		1.07
2002	451,275,463	21,510,067	20.98	.43		.68
2003	522,941,279	21,736,777	24.06	.38		.81
2004	618,887,401	21,979,676	28.16	.44		.88
2005	761,913,652	21,621,072	35.24	.56		1.22
March 31, 2006 (unaudited)	793,559,362	21,398,080	37.09	.16	†	.10	†

*	Adjusted to reflect the 3-for-2 stock split effected in October 2000.
†	Paid or declared.

PORTFOLIO SUMMARY

March 31, 2006

(unaudited)

TEN LARGEST PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$69,380,400	8.7
BP plc ADR	41,364,000	5.2
Chevron Corp.	36,810,950	4.6
Schlumberger Ltd.	35,439,600	4.5
ConocoPhillips	32,206,500	4.1
BJ Services Co.	25,604,000	3.2
EOG Resources, Inc.	23,040,000	2.9
Weatherford International, Ltd.	22,580,370	2.9
Devon Energy Corp.	20,797,800	2.6
Noble Energy, Inc.	18,885,600	2.4

Total	$326,109,220	41.1%

SECTOR WEIGHTINGS

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

March 31, 2006

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Appreciation/ (Depreciation)

COVERED CALLS
59	Air Products and Chemicals, Inc.	$70	Sep	06	$(6,962)
100	Apache Corp.	75	Apr	06	13,700
100	Apache Corp.	85	Jul	06	9,700
150	Aqua America, Inc.	30	Jun	06	4,959
100	Arch Coal Inc.	90	Jul	06	6,199
200	ConocoPhillips	75	May	06	18,399
150	Consol Energy Inc.	90	Oct	06	(25,700)
100	EOG Resources, Inc.	90	Apr	06	10,699
50	Kerr-McGee Corp.	100	Apr	06	5,599
100	Kerr-McGee Corp.	105	Jul	06	(3,301)
100	Murphy Oil Corp.	50	Apr	06	2,200
100	Murphy Oil Corp.	55	Jul	06	(800)
100	Newfield Exploration Co.	45	Jun	06	(7,800)
200	Newfield Exploration Co.	50	Jun	06	4,975
200	Newfield Exploration Co.	50	Sep	06	(14,134)
100	Pioneer Natural Resources Co.	45	Jun	06	(17,800)
100	Pioneer Natural Resources Co.	50	Jun	06	(800)
20	Total S.A.	155	May	06	3,840
250	Total S.A.	150	Aug	06	(5,750)
100	XTO Energy Inc.	45	May	06	(3,300)
100	XTO Energy Inc.	45	Aug	06	(10,800)
100	XTO Energy Inc.	50	Aug	06	(3,800)
100	XTO Energy Inc.	55	Aug	06	8,700

2,679					(11,977)

COLLATERALIZED PUTS
250	Arch Coal Inc.	60	Jul	06	12,999
100	Baker Hughes, Inc.	55	Jul	06	7,699
75	Baker Hughes, Inc.	60	Jul	06	(2,850)
250	Exxon Mobil Corp.	52.50	Apr	06	22,999
150	Exxon Mobil Corp.	50	Jul	06	13,799
100	Florida Rock Industries Inc.	50	Jun	06	1,199
100	Florida Rock Industries Inc.	45	Sep	06	(2,300)
100	Grant Prideco Inc.	40	Apr	06	8,699
100	Grant Prideco Inc.	35	Jul	06	4,199
100	Marathon Oil Co.	65	Apr	06	10,699
65	Marathon Oil Co.	70	May	06	(845)
200	Marathon Oil Co.	60	Jul	06	19,399
75	Marathon Oil Co.	65	Jul	06	10,649
100	Marathon Oil Co.	55	Oct	06	5,699
100	Martin Marietta Materials, Inc.	65	Apr	06	22,445
150	Noble Corp.	65	Jun	06	13,484
70	TODCO	30	Jun	06	5,039
150	Valero Energy Corp.	45	Jun	06	11,099
150	Valero Energy Corp.	47.50	Jun	06	7,049

2,385					171,160

					$159,183

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended March 31, 2006

(unaudited)

	Shares
	Additions		Reductions	Held March 31, 2006
Florida Rock Industries Inc.	75,000			75,000
Marathon Oil Corp.	110,000			110,000
TODCO	175,000			175,000
Tronox Inc.	21,705	(1)		21,705
Western Refining, Inc.	400,000		50,000	350,000
Alon USA Energy, Inc.			6,000	—
Apache Corp.			12,000	165,000
Aqua America, Inc.			14,799	380,000
Burlington Resources Inc.			181,800	65,000
Consol Energy Inc.			18,700	160,000
Devon Energy Corp.			15,000	340,000
EOG Resources, Inc.			25,000	320,000
Hercules Offshore, Inc.			16,000	110,000
Keyspan Corp.			70,000	—
Martin Marietta Materials, Inc.			10,000	30,000
Murphy Oil Corp.			6,400	250,000
Pioneer Natural Resources Co.			75,000	175,000
XTO Energy Inc.			35,000	400,000

(1)	Received .20164 shares of Tronox Inc. for each share of Kerr-McGee Corp. held.

Common Stock

Listed on the New York Stock Exchange

and the Pacific Exchange

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke L.L.P.

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: Brown Brothers Harriman & Co.

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the heading “Financial Reports”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website by clicking on “Corporate Information” heading on the website; and (iii) on the Securities and Exchange Commission’s website at http//www.sec.gov.

PRIVACY POLICY

In order to conduct its business, Petroleum & Resources Corporation collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on March 28, 2006. For those nominated, the following votes were cast for directors:

	votes for	votes withheld
(A) Enrique R. Arzac:	19,215,185	387,184
(B) Phyllis O. Bonanno:	19,223,394	378,975
(C) Daniel E. Emerson:	19,097,496	504,873
(D) Frederic A. Escherich:	19,194,013	408,356
(E) Roger W. Gale:	19,206,370	395,999
(F) Thomas H. Lenagh:	19,070,662	531,707
(G) Kathleen T. McGahran:	19,243,567	358,802
(H) Douglas G. Ober:	19,212,485	389,884
(I) John J. Roberts:	19,089,420	512,949
(J) Craig R. Smith:	19,196,656	405,713

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2006 was approved with 19,293,442 votes for, 153,779 votes against, and 155,144 shares abstaining.

SHAREHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share

Reinvestment of Dividends**
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share
Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share

Deposit of Certificates for safekeeping $7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Shareholder Inquiries to:

Shareholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.